Exhibit No. 32.2
Form 10-QSB
The Quantum Group, Inc.
File No. 000-31727



    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


IN CONNECTION WITH THE QUARTERLY REPORT OF THE QUANTUM GROUP, INC. (THE "COMPANY") ON FORM 10-QSB FOR THE PERIOD ENDING JULY 31, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, NOEL J. GUILLAMA, CHIEF EXECUTIVE OFFICER OF THE COMPANY, CERTIFY PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT: (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934; AND (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.


                                                    By;  /s/ Noel J. Guillama
Date:  September 16, 2005                                -----------------------
                                                         Noel J. Guillama
                                                         Chief Executive Officer





A signed original of this written statement required by Section 906 has been provided to The Quantum Group, Inc. and will be retained by The Quantum Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.